EXHIBIT 99.1

SHUFFLE MASTER, INC. 1106 Palms Airport Dr. Las Vegas, NV 89119 www.shufflemaster.com
News Release
FOR FURTHER INFORMATION CONTACT: Julia Boguslawski Investor Relations ph: (702) 897-7150 fax: (702) 270-5161	Mark L. Yoseloff, Ph.D., CEO Coreen Sawdon, CAO & Acting CFO ph: (702) 897-7150 fax: (702) 270-5161

Shuffle Master, Inc. Announces CEO Succession Plan

LAS VEGAS, Nevada, Monday, February 2, 2009 - Shuffle Master, Inc. (NASDAQ Global Select Market:  SHFL) (the “Company”) today announced the planned retirement of Mark L. Yoseloff, Ph. D. as the Company's Chief Executive Officer (“CEO”) on March 15th of this year and the appointment of Timothy J. Parrott, a gaming industry veteran, as his successor.  Parrott joins Shuffle Master as CEO – Elect today, February 2, 2009, and will work with Yoseloff to ensure a smooth and orderly transition. Although Yoseloff does not plan to stand for re-election to the Company’s Board of Directors at the next annual meeting of shareholders, he will remain as a part-time employee for a period of time after March 15th to further guarantee a seamless succession process.

"Since I informed the Board of my intention to retire, we have spent 18 months searching for an individual with both strong leadership skills and a deep knowledge of the gaming industry to oversee the future growth and success of Shuffle Master.  I believe that Tim Parrott is just such a person,” said Yoseloff.  “Given his proven track record of success and deep gaming expertise, I believe Tim is the clear choice for the future leadership needs of our Company.  For the past 12 years, I have committed all of my energies to this Company and am proud of the world-class organization it has become.  I have concluded that this is the right time for me to devote more time to my family and charitable activities while Tim and our management team move the Company to the next level.”

Philip C. Peckman, Chairman of the Board of Directors added, “The Board of Directors is very pleased to welcome an individual with such proven talents as Tim Parrott to Shuffle Master.  Tim has the right combination of experience and leadership, coupled with a keen understanding of the gaming space, to continue to grow Shuffle Master’s position in the marketplace and further build shareholder value.”

Parrott’s successful career has been devoted to the entertainment industry, predominantly in gaming. In fact, Parrott has been a driving force in the gaming industry with over 20 years of experience in operations, creating and executing successful growth strategies, building strong management teams, property development, acquisitions and public offerings.   Parrott served as the President and CEO, Americas of Aristocrat Technologies, Inc. from 2006 until late 2008.  From 2001 to 2006, Parrott served as the Chairman and CEO of On Stage Entertainment, a Las Vegas-based production company.  Prior to his time at On Stage Entertainment, Parrott served as Chairman and CEO of Boomtown, Inc. from 1988 to 1998.  In 1998 Boomtown merged with Pinnacle Entertainment, owner and operator of casinos in Nevada, Louisiana, Indiana, Argentina, and the Bahamas, and Parrott offered his services as a consultant until 2001.  Parrott was a founding Board Member of the American Gaming Association (AGA) which was created to represent the casino gaming industry on federal legislative and regulatory issues.

On his appointment as CEO, Parrott said, "Shuffle Master is uniquely positioned for growth due to its exceptional suite of highly innovative and intellectual property-protected products, extraordinary technology, and extremely talented employees.  I am excited by the compelling opportunity to lead this Company and to increase profitability for its shareholders.  I embrace the challenge of building on the strong momentum that Mark created and continuing the tradition of applying unmatched innovation and ingenuity across today’s global gaming markets.”

"On behalf of the entire Board, I would like to thank Mark Yoseloff for 12 years of dedication and commitment to Shuffle Master, eight of which he served as CEO and the Company’s unwavering leader,” commented Peckman.  “Mark's uncompromised enthusiasm for Shuffle Master, his unique perspective on innovation, and highly respected stature in the industry made him an invaluable resource responsible for driving the phenomenal growth of this Company and building substantial shareholder value. Under Mark’s leadership, annual revenues grew from $27 million during his first full year with the Company to $190 million in the most recent fiscal year.  We have tremendous respect for Mark and are deeply grateful for his countless contributions to Shuffle Master's evolution over the years."

About Shuffle Master, Inc.

Shuffle Master, Inc. is a gaming supply company specializing in providing its casino customers with improved profitability, productivity and security, as well as popular and cutting-edge gaming entertainment content, through value-add products in four distinct categories: Utility products which includes automatic card shuffler, roulette chip sorters and intelligent table system modules, Proprietary Table Games which include live table game tournaments, Electronic Table Systems which include various e-Table game platforms, and Electronic Gaming Machines which include traditional video slot machines for select markets and wireless gaming solutions. The Company is included in the S&P Smallcap 600 Index.  Information about the Company and its products can be found on the Internet at www.shufflemaster.com.

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Forward Looking Statements

This release contains forward-looking statements that are based on management’s current beliefs and expectations about future events, as well as on assumptions made by and information available to management. The Company considers such statements to be made under the safe harbor created by the federal securities laws to which it is subject, and assumes no obligation to update or supplement such statements. Forward-looking statements reflect and are subject to risks and uncertainties that could cause actual results to differ materially from expectations. Risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the following: we may be unable to repurchase our contingent convertible senior notes; our intellectual property or products may be infringed, misappropriated, invalid, or unenforceable, or subject to claims of infringement, invalidity or unenforceability, or insufficient to cover competitors' products; the gaming industry is highly regulated and we must adhere to various regulations and maintain our licenses to continue our operations; the search for and possible transition to a new chief executive officer, and the search for and the transition to a new chief financial officer, could be disruptive to our business or simply unsuccessful; our ability to implement our six-point strategic plan successfully is subject to many factors, some of which are beyond our control; litigation may subject us to significant legal expenses, damages and liability; our products currently in development may not achieve commercial success; we compete in a single industry, and our business would suffer if our products become obsolete or demand for them decreases; any disruption in our manufacturing processes or significant increases in manufacturing costs could adversely affect our business; our gaming operations, particularly our Utility, Proprietary Table Games, Electronic Table Systems and Electronic Gaming Machines, may experience losses due to technical difficulties or fraudulent activities; we operate in a very competitive business environment; we are dependent on the success of our customers and are subject to industry fluctuations; risks that impact our customers may impact us; certain market risks may affect our business, results of operations and prospects; a downturn in general economic conditions or in the gaming industry or a reduction in demand for gaming may adversely affect our results of operations; economic, political and other risks associated with our international sales and operations could adversely affect our operating results; changes in gaming regulations or laws; we are exposed to foreign currency risk; we could face considerable business and financial risk in implementing acquisitions; if our products contain defects, our reputation could be harmed and our results of operations adversely affected; we may be unable to adequately comply with public reporting requirements; our continued compliance with our financial covenants in our revolving credit facility is subject to many factors, some of which are beyond our control; the restrictive covenants in the agreement governing our senior secured credit facility may limit our ability to finance future operations or capital needs or engage in other business activities that may be in our interest; our available cash and access to additional capital may be limited by our leverage; and our business is subject to quarterly fluctuation. Additional information on these and other risk factors that could potentially affect the Company’s financial results may be found in documents filed by the Company with the Securities and Exchange Commission, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and annual report on Form 10-K and registration statement on Form S-1, filed on June 27, 2008, as amended.